Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Fresh Choice,EInc                           |   Case No.   04-54318 (ASW)
       485 Cochrane Circle                         |              --------------
       Morgan Hill, CA 95037                       |   CHAPTER 11
                                                   |   MONTHLY OPERATING REPORT
                                                   |   (GENERAL BUSINESS CASE)
---------------------------------------------------
                                          SUMMARY OF FINANCIAL STATUS


      MONTH ENDED:      10/02/05  (1)                         PETITION DATE:      07/12/04
                        ----------                                              --------------
1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here _____ the
     Office of the U.S. Trustee or the Court has approved the Cash Basis of
     Accounting for the Debtor). Dollars reported i$1
                                                                         End of Current   End of Prior    As of Petition
2.   Asset and Liability Structure                                           Month            Month           Filing
                                                                        ---------------  ---------------  ---------------
     a.  Current Assets                                                  $   3,297,018    $   3,237,125
                                                                        ---------------  ---------------
     b.  Total Assets                                                    $  17,471,303    $  17,321,958    $  22,899,629
                                                                        ---------------  ---------------  ---------------
     c.  Current Liabilities                                             $   6,503,830    $   6,373,752
                                                                        ---------------  ---------------
     d.  Total Liabilities                                               $  19,202,341    $  18,732,915    $  19,707,707
                                                                        ---------------  ---------------  ---------------
                                                                                                            Cumulative
3.   Statement of Cash Receipts & Disbursements                           Current Month    Prior Month     Case to Date
                                                                        --------------------------------  ---------------
     a.  Total Receipts                                                  $   4,104,458    $   4,986,335    $  84,654,141
                                                                        ---------------  ---------------  ---------------
     b.  Total Disbursements                                             $   3,894,011    $   5,057,726    $  83,710,614
                                                                        ---------------  ---------------  ---------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      $     210,448    $     (71,391)   $     943,527
                                                                        ---------------  ---------------  ---------------
     e.  Cash Balance Beginning of Month                                 $   2,057,554    $   2,128,945
                                                                        ---------------  ---------------
     f.  Cash Balance End of Month (c + d)                               $   2,268,002    $   2,057,554
                                                                        ---------------  ---------------
                                                                                                            Cumulative
                                                                          Current Month    Prior Month     Case to Date
                                                                        --------------------------------  ---------------
4.   Profit/(Loss) from the Statement of Operations                      $    (320,082)   $    (101,124)   $  (8,427,530)
                                                                        ---------------  ---------------  ---------------
5.   Account Receivables (Pre and Post Petition)                         $     144,915    $     128,233
                                                                        ---------------  ---------------
6.   Post-Petition Liabilities                                           $   8,339,444    $   7,847,322
                                                                        ---------------  ---------------
7.   Past Due Post-Petition Account Payables (over 30 days)              $           -    $           -
                                                                        ---------------  ---------------

At the end of this reporting month:                                                   Yes          No
                                                                                   ----------  ----------

8.   Have any payments been made on pre-petition debt, other than payments in          X
     the normal course to secured creditors or lessors? (if yes, attach listing    ----------  ----------
     including date of payment, amount of payment and name of payee) (See Note
     2)
9.   Have any payments been made to professionals? (if yes, attach listing             X
     including date of payment, amount of payment and name of payee)               ----------  ----------
10.  If the answer is yes to 8 or 9, were all such payments approved by the            X
     court?                                                                        ----------  ----------
11.  Have any payments been made to officers, insiders, shareholders, relatives?       X
     (if yes, attach listing including date of payment, amount and reason for      ----------  ----------
     payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                        X
                                                                                   ----------  ----------
13.  Are a plan and disclosure statement on file?                                                   X
                                                                                   ----------  ----------
14.  Was there any post-petition borrowing during this reporting period?                            X
                                                                                   ----------  ----------
15.  Check if paid: Post-petition Taxes    X;    U.S. Trustee Quarterly Fees       X
                                          ---                                     ---
     Check if filing is current for: Post-petition tax reporting and tax returns   X
                                                                                  ---
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid , or tax return filings are not current.)


Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from September 5, 2005 through October 2, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.
(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     10/20/05
      ------------------             -------------------------------------------
                                     David Pertl

                STATEMENT OF OPERATIONS (General Business Case)
         For the Month Ended            10/02/05
                                        --------


               Current Month                                                                           Cumulative     Next Month
-------------------------------------------                                                            Case to Date    Forecast
   Actual        Forecast       Variance                                                              -------------  -------------
-------------  -------------  -------------        Revenues:
$  3,857,928   $  3,860,233   $     (2,305)      1   Gross Sales                                      $ 74,662,899   $  3,936,122
-------------  -------------  -------------                                                           -------------  -------------
                              $          -       2   less: Sales Returns & Allowances
-------------  -------------  -------------                                                           -------------  -------------
$  3,857,928   $  3,860,233   $     (2,305)      3   Net Sales                                        $ 74,662,899   $  3,936,122
-------------  -------------  -------------                                                           -------------  -------------
$  2,215,904   $  2,265,987   $     50,083       4   less: Cost of Goods Sold  (Note 1)(Schedule 'B') $ 43,168,566   $  2,297,368
-------------  -------------  -------------                                                           -------------  -------------
$  1,642,024   $  1,594,246   $     47,778       5   Gross Profit                                     $ 31,494,333   $  1,638,754
-------------  -------------  -------------                                                           -------------  -------------
$      4,645   $      4,500   $        145       6   Interest                                         $     31,176   $      4,000
-------------  -------------  -------------                                                           -------------  -------------
$        126                  $        126       7   Other Income:                                    $      5,173
-------------  -------------  -------------                       --------------                      -------------  -------------
                              $          -       8
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$          -                  $          -       9
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$  1,646,795   $  1,598,746   $     48,049      10       Total Revenues                               $ 31,530,682   $  1,642,754
-------------  -------------  -------------                                                           -------------  -------------
                                                   Expenses:
$     43,062   $     45,000   $      1,939      11   Compensation to Owner(s)/Officer(s)              $    958,920   $     45,000
-------------  -------------  -------------                                                           -------------  -------------
$    116,707   $    128,875   $     12,169      12   Salaries                                         $  1,858,255   $    131,222
-------------  -------------  -------------                                                           -------------  -------------
                              $          -      13   Commissions                                      $          -
-------------  -------------  -------------                                                           -------------  -------------
$     11,598                  $    (11,598)     14   Contract Labor                                   $    133,275
-------------  -------------  -------------                                                           -------------  -------------
                                                   Rent/Lease:
                              $          -      15       Personal Property                            $     34,751
-------------  -------------  -------------                                                           -------------  -------------
$    592,407   $    633,671   $     41,264      16       Real Property (See Note 2)                   $ 10,159,965   $    624,752
-------------  -------------  -------------                                                           -------------  -------------
$     38,096                  $    (38,096)     17   Insurance                                        $    662,331
-------------  -------------  -------------                                                           -------------  -------------
$     48,094                  $    (48,094)     18   Management Fees (Credit Cd. Processing)          $    911,079
-------------  -------------  -------------                                                           -------------  -------------
$    155,721   $    164,515   $      8,794      19   Depreciation & Amortization                      $  2,820,516   $    164,682
-------------  -------------  -------------                                                           -------------  -------------
                                                     Taxes:
                              $          -      20       Employer Payroll Taxes                       $    184,615
-------------  -------------  -------------                                                           -------------  -------------
$     30,321                  $    (30,321)     21       Real Property Taxes                          $    620,039
-------------  -------------  -------------                                                           -------------  -------------
                              $          -      22       Other Taxes                                  $     36,565
-------------  -------------  -------------                                                           -------------  -------------
$    167,696   $    155,056   $    (12,640)     23   Advertising                                      $  2,798,630   $    170,183
-------------  -------------  -------------                                                           -------------  -------------
$     17,225   $     76,462   $     59,237      24   G&A                                              $    366,509   $     74,889
-------------  -------------  -------------                                                           -------------  -------------
$      7,680   $      7,200   $       (480)     25   Interest                                         $    296,245   $      5,000
-------------  -------------  -------------                                                           -------------  -------------
$       (711)                 $        711      26   Other Expenses: Legal fees & Audit               $    269,513
-------------  -------------  -------------                         ------------                      -------------  -------------
$     22,162                  $    (22,162)     27 Professional Fees                                  $    397,818
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$      1,535                  $     (1,535)     28 Travel Expenses/Meals/ Ent                         $    152,420
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$      4,002                  $     (4,002)     29 Storage                                            $     67,465
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$    227,868   $    242,114   $     14,246      30 Others (See Note 3)                                $  3,728,441   $    224,063
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$    223,581   $    210,331   $    (13,250)     31 Utilities                                          $  3,865,723   $    210,331
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$     71,598   $     75,811   $      4,213      32 Repairs & Maintenance                              $  1,461,522   $     75,811
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$      3,980                  $     (3,980)     33 License & Permits                                  $     93,226
-------------  -------------  -------------        -----------------------------                      -------------  -------------
                              $          -      34
-------------  -------------  -------------        -----------------------------                      -------------  -------------
$  1,782,621   $  1,739,035   $    (43,586)     35       Total Expenses                               $ 31,877,821   $  1,725,934
-------------  -------------  -------------                                                           -------------  -------------
$   (135,826)  $   (140,289)  $      4,463      36 Subtotal                                           $   (347,139)  $    (83,180)
-------------  -------------  -------------                                                           -------------  -------------

                                                   Reorganization Items                               -------------  -------------
$   (159,116)  $   (200,000)  $    (40,884)     37   Professional Fees                                $ (3,558,314)  $   (168,000)
-------------  -------------  -------------                                                           -------------  -------------
               $          -   $          -      38   Provisions for Rejected Executory Contracts      $          -
-------------  -------------  -------------                                                           -------------  -------------
               $          -   $          -      39   Interest Earned on Accumulated Cash from         $          -
-------------  -------------  -------------                                                           -------------  -------------
                                                     Resulting Chp 11 Case
$      1,371                  $      1,371      40   Gain or (Loss) from Sale of Equip.               $    854,389
-------------  -------------  -------------                                                           -------------  -------------
                              $          -      41   U.S. Trustee Quarterly Fees                      $    (13,369)
-------------  -------------  -------------                                                           -------------  -------------
$    (26,511)  $    (30,000)  $     (3,489)     42   Store Closure & Asset Impairment Expenses        $ (5,362,767)  $   (110,000)
-------------  -------------  -------------                                                           -------------  -------------
$   (184,256)  $   (230,000)  $     45,744      43        Total Reorganization Items                  $ (8,080,061)  $   (278,000)
-------------  -------------  -------------                                                           -------------  -------------
$   (320,082)  $   (370,289)  $     50,207      44  Net Profit (Loss) Before Federal & State Taxes    $ (8,427,200)  $   (361,180)
-------------  -------------  -------------                                                           -------------  -------------
                              $          -      45   Federal & State Income Taxes                     $        330   $          -
-------------  -------------  -------------                                                           -------------  -------------
$   (320,082)  $   (370,289)  $     50,207      46  Net Profit (Loss)                                 $  (8,427,530) $    (361,180)
=============  =============  =============                                                           =============  =============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                October 2, 2005

Notes:

          (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

          (2)  Real Property                                   Amount
                                                            -----------
               Rent Expense                                   471,731
               Common Ground Maintenance                      120,676
                                                            -----------
               Total                                          592,407

          (3)  Other Admin                                     Amount
                                                            -----------
               Deposits Over/Short                                606
               Cash Over                                       (1,573)
               Cash Short                                       5,426
               Freight, Express, Cartage                        4,754
               Services                                        65,416
               Supplies                                        87,976
               Misc. Operating Expense                            249
               Auto Related Expense                            17,307
               Auto Incentive
               Bank Charges                                    13,681
               Penalties & Late fees                             (455)
               Payroll Processing Fees                          4,734
               Real Time Fees                                   4,657
               Royalty Fees                                     3,694
               Recruiting                                       1,450
               Asset Write Off                                    131
               Management Training & Development              19,815t
                                                            -----------
               Total                                          227,868

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 10/02/05
         Assets


                                                             From Schedules      Market Value(1)
                                                             --------------      ---------------
             Current Assets
     1           Cash and cash equivalents - unrestricted                            $ 2,268,002
                                                                              -------------------
     2           Cash and cash equivalents - restricted
                                                                              -------------------
     3           Accounts receivable (net)                         A                   $ 144,915
                                                                              -------------------
     4           Inventory                                         B                   $ 336,791
                                                                              -------------------
     5           Prepaid expenses                                                      $ 547,310
                                                                              -------------------
     6           Professional retainers
                                                                              -------------------
     7           Other:Assets Held for Sale
                       -------------------------------------                  -------------------
     8
                 -------------------------------------------                  -------------------
     9                 Total Current Assets                                          $ 3,297,018
                                                                              -------------------
             Property and Equipment (Market Value)
    10           Real property                                     C                 $ 2,419,809
                                                                              -------------------
    11           Machinery and equipment                           D                 $ 1,959,044
                                                                              -------------------
    12           Furniture and fixtures                            D                 $ 2,315,644
                                                                              -------------------
    13           Office equipment                                  D                    $ 43,662
                                                                              -------------------
    14           Leasehold improvements                            D                 $ 6,495,103
                                                                              -------------------
    15           Vehicles                                          D                       $ 554
                                                                              -------------------
    16           Other:                                            D
                       -------------------------------------                  -------------------
    17                                                             D
                 -------------------------------------------                  -------------------
    18                                                             D
                 -------------------------------------------                  -------------------
    19                                                             D
                 -------------------------------------------                  -------------------
    20                                                             D
                 -------------------------------------------                  -------------------
    21                 Total Property and Equipment                                 $ 13,233,815
                                                                              -------------------
             Other Assets
    22           Loans to shareholders
                                                                              -------------------
    23           Loans to affiliates
                                                                              -------------------
                                                                              -------------------
    24           Deposits (See Note 4)                                                 $ 789,724
                 -------------------------------------------                  -------------------
    25           Intangible                                                            $ 150,745
                 -------------------------------------------                  -------------------
    26
                 -------------------------------------------                  -------------------
    27
                 -------------------------------------------                  -------------------
    28                 Total Other Assets                                              $ 940,469
                                                                              -------------------
    29                 Total Assets                                                 $ 17,471,303
                                                                              ===================


         NOTE: Indicate the method used to estimate the market value of assets
               (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)


         Liabilities From Schedules
             Post-Petition
                 Current Liabilities
    30                 Accrued salaries and wages                                    $ 1,185,232
                                                                              -------------------
    31                 Payroll taxes
                                                                              -------------------
    32                 Real and personal property taxes
                                                                              -------------------
    33                 Income taxes
                                                                              -------------------
    34                 Sales taxes payable                                             $ 469,485
                                                                              -------------------
    35                 Notes payable (short term)
                                                                              -------------------
    36                 Accounts payable (trade)                    A                   $ 476,860
                                                                              -------------------
    37                 Real property lease arrearage
                                                                              -------------------
    38                 Personal property lease arrearage
                                                                              -------------------
    39                 Accrued professional fees                                       $ 899,203
                                                                              -------------------
    40                 Current portion of long-term post-petition debt
                         (due within 12 months)                               -------------------

    41                 Other:   Other Accrued Expense (Note 2)                       $ 3,473,050
                                ------------------------------                -------------------
    42
                       ---------------------------------------                -------------------
    43
                       ---------------------------------------                -------------------
    44                 Total Current Liabilities                                     $ 6,503,830
                                                                              -------------------
    45           Long-Term Post-Petition Debt, Net of Current Portion                $ 1,835,614
                                                                              -------------------
    46                 Total Post-Petition Liabilities                               $ 8,339,444
                                                                              -------------------
             Pre-Petition Liabilities (allowed amount)
    47                 Secured claims                              F                 $ 2,531,508
                                                                              -------------------
    48                 Priority unsecured claims                   F                   $ 725,139
                                                                              -------------------
    49                 General unsecured claims                    F                 $ 2,566,918
                                                                              -------------------
    53                 Other Accrued Expense (Note 2)                                $ 4,931,119
                                                                              -------------------
                       Long Term Liabilities (Note 3)                                  $ 108,213
                                                                              -------------------
    55                 Total Pre-Petition Liabilities                               $ 10,862,897
                                                                              -------------------
    56                 Total Liabilities                                            $ 19,202,341
                                                                              -------------------
         Equity (Deficit)
    57           Retained Earnings/(Deficit) at time of filing                     $ (41,222,568)
                                                                              -------------------
    58           Common/Preferred Stock                                              $ 5,181,223
                                                                              -------------------
    59           Additional paid-in capital                                         $ 42,737,837
                                                                              -------------------
    60           Cumulative profit/(loss) since filing of case                      $ (8,427,530)
                                                                              -------------------
    61           Post-petition contributions/(distributions) or (draws)
                                                                              -------------------
    62           Market value adjustment
                                                                              -------------------
    63                 Total Equity (Deficit)                                       $ (1,731,038)
                                                                              -------------------
    64   Total Liabilities and Equity (Deficit)                                     $ 17,471,303
                                                                              ===================


                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                October 2, 2005
Note:
    (1)     Book value.


    (2)     The following is a list of Other Accrued Expenses:       Pre & Post- Petition    Pre-Petition   Post-Petition
                                                                     --------------------    ------------   -------------
            23010 Workers' Comp Payable                                         845,978               -          845,978
            23030 Accrued Credit Card Proc Fees                                  11,532               -           11,532
            23040 Accrued Bank Charges                                           13,924               -           13,924
            23050 Gift Certificate Allowance                                    602,481               -          602,481
            23070 Food Credit Liability                                         242,059               -          242,059
            23110 Accrued Payroll Processing Fee                                  3,564               -            3,564
            23120 Closed Restaurants Payable  (502(b)(6)) estimate            4,370,779       4,370,779                -
            23121 Store Closure Reserve                                               -               -                -
            23125-6 Accrued Rent                                                543,190         294,128          249,062
            23130 Other Accrued Liabilities                                     708,004               -          708,004
            23140 Accrued Fees-Finance                                           19,465               -           19,465
            23150 Accrued Fees-Legal                                              8,165               -            8,165
            23170 Accrued Fees-Audit                                             92,310               -           92,310
            23180 Accrued Fees-Tax                                               26,052               -           26,052
            23200 Accrued Fees-Employee Litigati                                 18,150               -           18,150
            23210 Accrued Fees-Executive                                            652               -              652
            23225 Accrued Auto                                                        -               -                -
            23240 Accrued Health Insurance-GW                                   112,393               -          112,393
            23250 Accrued Insurance                                              18,824               -           18,824
            23300 Advertising Accrual                                            22,681               -           22,681
            23350 Interest Payable - Loc                                         38,928           1,649           37,279
            23360 Interest Payable                                               21,354          21,101              253
            23390 Accrued Janitorial Expense                                      1,418               -            1,418
            23400 Accrued Utilities                                             257,132         125,608          131,524
            23410 Accrued Property Taxes                                        334,699          63,147          271,552
            23420 Accrued Cam                                                    90,433          54,707           35,726
                                                                     --------------------    ------------   -------------
            Total Other Accrued Expenses                                    $ 8,404,169     $ 4,931,119      $ 3,473,050

                                                                       Combined Amount
    (3)     The following is a list of Long Term Liabilities         Pre & Post- Petition    Pre-Petition   Post-Petition
                                                                     --------------------    ------------   -------------

            24320 Deferred Rent                                               1,636,974               -        1,636,974
            24340 Deferred Gain On Sale                                         143,600               -          143,600
            24350 Other Non-Current Liabilities                                  55,040               -           55,040
            24390 Notes Payable-Long Term                                       108,213         108,213                -
                                                                                     -                -                -
                                                                     --------------------    ------------   -------------
            Total Long Term Liabilities                                     $ 1,943,827         108,213        1,835,614

    (4)     Deposits                                     Amount
                                   ----------------------------

            Rent Deposit                               167,321
            Alcohol Deposit                              2,350
            Other Deposit                              588,252
            Utility Deposit                             31,802
                                   ----------------------------
            Total Deposit                              789,724


Fresh Choice, Inc.
Payments to Officers
Period 10, 2005


                                 Date                    Gross          Car Allowance          Total
----------------------------------------------------------------------------------------------------------
Pertl, David           September 9 & 23, 2005         $ 14,461.52        $ 1,107.69           $ 15,569.21

O'Shea, Tim            September 9 & 23, 2005         $ 15,384.60        $ 1,384.62           $ 16,769.22

Freedman, Tina         September 9 & 23, 2005         $  9,615.38        $ 1,107.69           $ 10,723.07

----------------------------------------------------------------------------------------------------------

Total                                                 $ 39,461.50        $ 3,600.00           $ 43,061.50
==========================================================================================================


Fresh Choice, Inc.
Payments to Professional Fees
Period 10, 2005


                                               Date                   Amount             Cumulative
------------------------------------------------------------------------------------------------------
Corporate Revitalization Partners                                                           $ 141,963
Gray, Cary Ware                                                                             $ 225,238
Greater Bay Bank                         September 8, 2005          $ 22,000                 $ 22,000
Huntley, Mullaney & Spargo                                                                  $ 124,259
Pachulski, Stang Ziel                                                                       $ 870,308
Sulmeyer Kupetz Client Trust                                                                $ 399,136
XRoads Solutions Group                                                                      $ 917,982


------------------------------------------------------------------------------------------------------

Total                                                                                     $ 2,700,885
======================================================================================================


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                                                  Accounts Receivable     Accounts Payable      Past Due
Receivables and Payables Agings                                  (Pre and Post-petition)  (Post -petition)   Post Petition Debt
                                                                 ----------------------- ----------------    ------------------
     0 -30 Days                                                              $144,915           $476,860
                                                                 ----------------------- ----------------
     31-60 Days
                                                                 ----------------------- ----------------
     61-90 Days                                                                                                          $0
                                                                                         ----------------    ------------------
     91+ Days
                                                                 ----------------------- ----------------
     Total accounts receivable/payable-(see note 1)                          $144,915           $476,860
                                                                 ----------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                               $144,915
                                                                 =====================
                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)         Inventory(ies)        Cost of Goods Sold
----------------------------------           Balance at          ------------------
                                            End of Month         Inventory Beginning of Month                    $368,525
                                                                                                          ================
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                  $913,079
                                                                                                          ----------------
       Product for resale                          $336,791        Direct labor                                $1,271,091
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
     Distribution -                                                Freight in
                                                                                                          ----------------
       Products for resale                                         Other:                                              $0
                                     -----------------------                                              ----------------
                                                                                                                       $0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
       Finished goods                                              Inventory End of Month                        $336,791
                                     -----------------------                                              ----------------
                                                                   Shrinkage
                                                                                                          ----------------
     Other - Explain                                               Personal Use
                                     -----------------------                                              ----------------

     --------------------------------
                                                                 Cost of Goods Sold                            $2,215,904
     --------------------------------                                                                     ================
         TOTAL                                     $336,791
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes   X      No
                 -----      -----
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
       Monthly          X                                            Lower of cost or market
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
       Semi-annually                                                 Other                             X
                      ------                                                                           ---
       Annually                                                        Explain
                      ------
Date of last physical inventory was  October 2, 2005             Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   October 30, 2005
                                     -----------------------     ---------------------------------------------------------


Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                   Schedule C
                                  Real Property


Description                                                        Cost            Market Value(1)
                                                                   ----            ---------------
      Land                                                      $          -           $          -
      --------------------------------------------            ---------------    -------------------
      Building                                                  $  3,839,333           $  3,839,333
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $ (1,419,524)          $ (1,419,524)
      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------
      Total                                                     $  2,419,809           $  2,419,809
                                                              ===============    ===================


                                   Schedule D
                            Other Depreciable Assets
Description                                                        Cost            Market Value(1)
                                                                   ----            ---------------
Machinery & Equipment -
      Kitchen Equipment                                         $  8,381,659           $  8,381,659
      --------------------------------------------            ---------------    -------------------
      Equipment in Progress                                     $    135,965           $    135,965
      --------------------------------------------            ---------------    -------------------
      Computer Equipment                                        $  1,188,157           $  1,188,157
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $ (7,746,737)          $ (7,746,737)
      --------------------------------------------            ---------------    -------------------
      Total                                                     $  1,959,044           $  1,959,044
                                                              ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                      $  6,938,526           $  6,938,526
      --------------------------------------------            ---------------    -------------------
      Construction Fixtures in Progress                         $    341,380           $    341,380
      --------------------------------------------            ---------------    -------------------
      Smallwares                                                $  1,038,148           $  1,038,148
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $ (6,002,410)          $ (6,002,410)
      --------------------------------------------            ---------------    -------------------
      Total                                                     $  2,315,644           $  2,315,644
                                                              ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                          $    176,498           $    176,498
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $   (132,836)          $   (132,836)
      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------
      Total                                                     $     43,662           $     43,662
                                                              ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                     $ 14,157,036           $ 14,157,036
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $ (7,661,933)          $ (7,661,933)
      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------
      Total                                                     $  6,495,103           $  6,495,103
                                                              ===============    ===================
Vehicles -
      Vehicles                                                  $     17,344           $     17,344
      --------------------------------------------            ---------------    -------------------
      Accumulation Depreciation                                 $    (16,790)          $    (16,790)
      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------

      --------------------------------------------            ---------------    -------------------
      Total                                                     $        554           $        554
                                                              ===============    ===================


Note:

   (1)  Book Value.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)


Taxes Payable                             0-30 Days         31-60 Days         61-90 Days     91+ Days          Total
                                          ---------         ----------         ----------     --------          -----
Federal
        Income Tax Withholding         $       137,501                                                      $    137,501
                                     ------------------   ---------------    -------------- -------------   -------------
        FICA - Employee                                                                                     $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        FICA - Employer                                                                                     $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Unemployment (FUTA)                                                                                 $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Income                                                                                              $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Other (Attach List)                                                                                 $          -
                                     ------------------   ---------------    -------------- -------------   -------------
Total Federal Taxes                    $       137,501     $           -      $          -  $          -    $    137,501
                                     ------------------   ---------------    -------------- -------------   -------------
State and Local
        Income Tax Withholding                                                                              $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Unemployment (UT)                                                                                   $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Disability Insurance (DI)                                                                           $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Empl. Training Tax (ETT)                                                                            $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Sales                          $       469,485                                                      $    469,485
                                     ------------------   ---------------    -------------- -------------   -------------
        Excise                                                                                              $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Real property                  $        30,321                                                      $     30,321
                                     ------------------   ---------------    -------------- -------------   -------------
        Personal property                                                                                   $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Income                                                                                              $          -
                                     ------------------   ---------------    -------------- -------------   -------------
        Other (Attach List)                                                                                 $          -
                                     ------------------   ---------------    -------------- -------------   -------------
Total State & Local Taxes              $       499,806     $           -      $          -  $          -    $    499,806
                                     ------------------   ---------------    -------------- -------------   -------------
Total Taxes                            $       637,307     $           -      $          -  $          -    $    637,307
                                     ==================   ===============    ============== =============   =============

                                   Schedule F
                            Pre-Petition Liabilities
                                                                                               Allowed
List Total Claims For Each Classification (1)                                Claimed Amount  Amount (b)
---------------------------------------------                                --------------  ----------
        Secured claims  (a)                                                   $  2,531,508
                                                                             -------------- -------------
        Priority claims other than taxes                                      $    268,587
                                                                             -------------- -------------
        Priority tax claims                                                   $    456,552
                                                                             -------------- -------------
        General unsecured claims                                              $  2,566,918
                                                                             -------------- -------------
        (a)      List total amount of claims even it under secured.
        (b)      Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


             Schedule G - Rental Income Information - Not applicable
                           to General Business Cases

                                   Schedule H
                   Recapitulation of Funds Held as of 10/02/05


                                        Account 1           Account 2           Account 3    Account 4
                                     ------------------   ---------------    -------------- -------------
Bank                                  Wells Fargo           Wells Fargo       Wells Fargo   Bank of America
                                     ------------------   ---------------    -------------- -------------
Account Type                          Concentration         Money Market      Benefits ACH  Disbursement
                                                                              Pmt.
                                     ------------------   ---------------    -------------- -------------
Account No.                           4038-832325           12576708          4945091882    7313400466
                                     ------------------   ---------------    -------------- -------------
Account Purpose                       General               Investment        Payroll       Gifts
                                                                                            Certificates
                                     ------------------   ---------------    -------------- -------------
Balance, End of Month                 $      1,878,951      $    767,570      $      4,855  $        581
                                     ------------------   ---------------    -------------- -------------


                                           Account 5          Account 6         Account 7     Account
                                     ------------------   ---------------    -------------- -------------
Bank                                  Wells Fargo           Wells Fargo       Wells Fargo    Cash in
                                                                                             Registers
                                     ------------------   ---------------    -------------- -------------
Account Type                          Accounts Payable      Payroll           Disbursement   and on hand
                                     ------------------   ---------------    -------------- -------------
Account No.                           412-1020184           403-8832366       403-8832408
                                     ------------------   ---------------    -------------- -------------
Account Purpose                       A/P ZBA               Payroll ZBA       Gifts
                                                                              Certificates
                                     ------------------   ---------------    -------------- -------------
Balance, End of Month                 $       (414,968)(2)  $    (93,173)(2)  $     50,136   $    74,050
                                     ------------------   ---------------    -------------- -------------
Total Funds on Hand for all Accounts  $      2,268,002
                                     ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

 Note

     1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2    The negative balance reflects a timing difference.


                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended    10/02/05
                                              ---------------


                                                                           Actual             Cumulative
                                                                       Current Month        (Case to Date)
                                                                       -------------        --------------
     Cash Receipts
1          Rent/Leases Collected
                                                                      -----------------    -----------------
2          Cash Received from Sales                                    $     4,102,289      $    81,207,503
                                                                      -----------------    -----------------
3          Interest Received                                           $         2,169      $        32,527
                                                                      -----------------    -----------------
4          Borrowings
                                                                      -----------------    -----------------
5          Funds from Shareholders, Partners, or Other Insiders                             $       500,000
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7          Proceeds from Sale of Restaurant                                                 $     2,914,111
           --------------------------------------------               -----------------    -----------------
8
           --------------------------------------------               -----------------    -----------------
9
           --------------------------------------------               -----------------    -----------------
10
           --------------------------------------------               -----------------    -----------------
11
           --------------------------------------------               -----------------    -----------------
12              Total Cash Receipts                                    $     4,104,458      $    84,654,141
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            1,736,741      $    46,850,232
                                                                      -----------------    -----------------
14         Selling                                                             140,639      $     2,457,546
                                                                      -----------------    -----------------
15         Administrative                                                      116,859      $     2,465,183
                                                                      -----------------    -----------------
16         Capital Expenditures                                                148,231      $       667,031
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                  $        32,697      $     2,425,061
                                                                      -----------------    -----------------
18         Interest Paid                                               $         6,881      $       214,296
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property
                                                                      -----------------    -----------------
20              Real Property                                                  836,922      $     9,881,912
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        43,062      $       936,467
                                                                      -----------------    -----------------
22              Draws
                                                                      -----------------    -----------------
23              Commissions/Royalties
                                                                      -----------------    -----------------
24              Expense Reimbursements                                          12,329      $       189,241
                                                                      -----------------    -----------------
25              Other
                                                                      -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     86,938      $     1,473,095
                                                                      -----------------    -----------------
27         Management Fees
                                                                      -----------------    -----------------
           Taxes:
28              Employee Withholding                                           184,389      $     3,784,753
                                                                      -----------------    -----------------
29              Employer Payroll Taxes                                         112,071      $     2,303,219
                                                                      -----------------    -----------------
30              Real Property Taxes                                              1,953      $       651,887
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        364,205      $     5,935,577
                                                                      -----------------    -----------------
32         Other Cash Outflows:
                                                                      -----------------    -----------------
33              Credit Card fees                                                48,094      $       842,831
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance                                                $      (108,601)
                ---------------------------------------               -----------------    -----------------
35              Reorganization-Professional Fees                       $        22,000      $     2,700,885
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                                              $        40,000
                ---------------------------------------               -----------------    -----------------
37
                ---------------------------------------               -----------------    -----------------
38              Total Cash Disbursements:                              $     3,894,011      $    83,710,614
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                   $       210,448      $       943,527
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                 $     2,057,554      $     1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                       $     2,268,002      $     2,268,002
                                                                      =================    =================
